SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      January 31, 2002
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________

Item 5.      Other Events.

             Incorporated by reference is a press release issued by the Registrant on January 31, 2002, attached as Exhibit 01, providing information concerning the Registrant's announcement of a land sale revision.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued January 31, 2002.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





 						          /s/ W. BERNARD LESTER
February 6, 2002                         By__________________________________
__________________			         W. Bernard Lester, President
Date						         (Signature)

EXHIBIT INDEX



Exhibit
Number						Description

01 Press release issued January 31, 2002

                                  NEWS RELEASE
                                   ALICO, INC.

FOR IMMEDIATE RELEASE

Contact:  Dick Klaas, Vice President
          Florida Real Estate Consultants, Inc.
          (941) 643-2525

            ALICO, INC./AGRI-INSURANCE COMPANY, LTD.
                 ANNOUNCES LAND SALE REVISION

LaBelle, Florida (January 31, 2002) - Ben Hill Griffin, III, Chief Executive Officer and Chairman of the Board of Alico, Inc., (ALCO), announced today that a portion of the property included in the 2,500 acre $30 million contract, in Lee County, Florida, with Alanda, Ltd. (announced in December, 2001), will not be transferred as originally contemplated. Upon mutual consent, 323 acres representing $9.6 million will be retained by Agri-Insurance Company, Ltd.
The property is located north of Alico Road and west of the planned extension of Ben Hill Griffin Parkway, which separates the parcel from the rest of the acreage included in the Alanda sale.

The parcel's location, near Florida Gulf Coast University and I-75, enhances its marketability and it will be held for sale at a future date.